Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PERSUANT TO
                              18U.S.C.SECTION 1350
                             AS ADOPTED PERSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





I, Guido D. DiGregorio, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly report of Communication Intelligence Corporation on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Communication Intelligence Corporation.

    August 14, 2001                     /s/ Guido D. DiGregorio
----------------------        ------------------------------------------------
          Date                              Guido D. DiGregorio
                              (Chairman, President and Chief Executive Officer)




I, Francis V. Dane, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly report of Communication Intelligence Corporation on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Communication Intelligence Corporation.

    August 14, 2001                     /s/   Francis V. Dane
----------------------        ------------------------------------------------
         Date                                 Francis V. Dane
                             (Vice President, Chief Legal and Financial Officer)